RIOT BLOCKCHAIN

Nasdaq :BIOP :RIOT

INVESTOR PRESENTATION
OCTOBER 2017

DISCLAIMER

This presentation and the information contained herein are confidential and the property of Riot Blockchain Inc. This presentation is intended to introduce you to Riot Blockchain. The information presented is not, and is not intended to be, an offer to sell or the solicitation of an offer to buy any security of Riot Blockchain. It does not constitute an offer, solicitation or sale of any securities of Riot Blockchain. It is not a prospectus or an offering memorandum. Statements made are as of the date hereof; delivery of this presentation does not at any time create an implication that the information contained herein is accurate as of any date subsequent to today's date. Riot Blockchain has not undertaken any independent verification of industry data, trends, or third party information used herein.

This presentation contains forward looking information. These statements relate to future events and future performance. Forward-looking statements are based on the opinions and assumptions of management as of the date made, and are subject to a variety of risks and other factors that could cause actual events/results to differ materially from these forward looking statements. Although management believes that the expectations are reasonable, there can be no assurance that such expectations will prove to be correct; these statements are no guarantee of future performance and involve known and unknown risks, uncertainties and other factors. We cannot guarantee future results, performance, or achievements and no representations are made that actual results achieved will be the same. Nothing herein can be assumed or predicted, and readers are strongly encouraged to learn more and seek independent advice before relying on any information presented.

What’s in a Name?

A riot is defined as
“a violent disturbance”

Riot Blockchain
is part of the disruptive technology and activities revolutionizing transactions.

For those companies using outdated technology, the revolution could certainly become a violent disturbance.

Riot Blockchain Inc. is as first mover as a NASDAQ listed pure play focused on blockchain technology.

Riot Blockchain intends to gain exposure to the blockchain ecosystem through targeted investments in the sector, with a primary focus on the Bitcoin and Ethereum blockchains.


781.41
SELL
17.00
BUY
LIBERTAS
AEQUITAS
VERITAS
VIRES IN NUMERIS
2017

BLOCKCHAIN OVERVIEW

1

BLOCKCHAIN IS A CONTINUOUSLY GROWING LIST OF RECORDS (BLOCKS)

2

BLOCKS ARE LINKED AND SECURED USING CRYPTOGRAPHY

3

EACH BLOCK IS PERMANENTLY ADDED TO THE BLOCKCHAIN

What is Blockchain

How it Works


TRANSACTIONS
MINERS
BLOCK
Transactions Are Broadcast to the Network
Miners Create a Block and Include Transactions
PROCESS STARTS OVER
HOW THE BITCOIN BLOCKCHAIN WORKS
BLOCK PUZZLE
Miner Solves Puzzle And Creates A Proof of Work
VERIFICATION
PROOF OF WORK
MINERS
PROOF OF WORK
Miners Verify The Proof Of Work
Successful Miner Broadcasts Its Proof Of Work To The Other Miners
Miner Solves Puzzle And Gets A Proof Of Work in which miners use their computing power to validate and record transactions into a public ledger.

Source: www.weusecoins.com

BLOCKCHAIN APPLICATIONS


Healthcare
Cybersecurity
Energy Management
Cloud Storage
Bank
Insurance
Banking
Payments
INSURANCE
Networking & IOT
Stock Trading Ledger Platforms
Government & Public Records
Nasdaq
Internet of Things
Retail
Supply Chain Management

BITCOIN OVERVIEW

- WORLDWIDE CRYPTOCURRENCY + DIGITAL PAYMENT SYSTEM
- NO CENTRAL REPOSITORY OR SINGLE ADMINISTRATOR
- DIRECT PEER-TO-PEER TRANSACTIONS
- TRANSACTIONS VERIFIED BY NETWORK NODES
- TRANSACTIONS RECORDED IN A BLOCKCHAIN (LEDGER)

What is Bitcoin

Bitcoin is a new currency that was created at the end of 2008 by an unknown person using the alias Satoshi Nakamoto.

Bitcoin is a consensus network that enables a new payment system using digital money.



It is the first decentralized peer-to-peer payment network that is powered by its users with no central authority or middlemen – no bank.

Bitcoin is like cash for the Internet. A transaction is made by a transfer of value between Bitcoin wallets and that transaction is recorded within the blockchain.

Bitcoin wallets keep a secret piece of data called a private key or seed, which is used to sign transactions, providing a mathematical proof that they have come from the owner of the wallet.

What is Ethereum

Ethereum is a global decentralised multiple usage platform for applications that run on a custom built blockchain.



Source: www.ethereum.org

CRYPTOCURRENCY MARKET SIZE

Cryptocurrency market value has increased from $17.7 billion to $150 billion in 2017


Total Market Capitalization
Zoom 1d 7d 1m 3m 1y YTD ALL
From Jan 1, 2017 To Aug 31, 2017
Market Cap
$150B
$100B
$50B
$0
24h Vol
0
Jan '17
Feb '17
Mar '17
Apr '17
May '17
Jun '17
Jul '17
Aug '17
2014
2015
2016
2017

https://coinmarketcap.com/charts/

CRYPTOCURRENCY CAUSES FOR GROWTH

$150B
MARKET CAP

WORLDWIDE DEMAND FOR CRYTPO CURRENCY

LARGE NEW FUNDS ENTERING THE MARKET

RISING ADOPTION / GOING MAINSTREAM

https://www.forbes.com/sites/cbovaird/2017/08/31/why-the-cryptocurrency-market-has-reached-a-new-record-high/#2ea4dc0b4038

MARKET LANDSCAPE

U.S. Companies Listed on NASDAQ or NYSE Dedicated to Blockchain

Private Hedge Funds Dedicated to Cryptocurrencies

INVESTMENT STRATEGY

IDENTIFYING PROJECTS

TRANSFORMING IDEAS

DECENTRALIZING MARKETS

Our investment strategy will consist of identifying unique projects which decentralize markets; combining real world applications with an active development team, strong fundamentals, and large addressable markets.

NASDAQ:BIOP

Riot Blockchain is the one of the only publicly traded blockchain companies listed on NASDAQ

Nasdaq

RIOT BLOCKCHAIN

- A first mover as NASDAQ listed pure play Blockchain company
- ~$50 million market cap*
- NASDAQ:BIOP

TMX TSX Venture Exchange

HIVE BLOCKCHAIN

- Public on the TSX Venture exchange in Canada
- ~$375 million market cap*
- TSXV:HIVE

OTC

BITCOIN INVESTMENT TRUST

- Listed on the U.S. OTC Bulletin Board
- ~$1 billion market cap*
- OTCBB: GBTC

**as of 10/2/2017*

RIOT BLOCKCHAIN

CORPORATE SHIFT IN FOCUS

Moving forward, Riot Blockchain's focus will be as a strategic investor and operator in the blockchain ecosystem, with a particular focus on the Bitcoin and Ethereum blockchains.

Michael M. Beeghley, CEO

PRESS RELEASE
Oct 2017

At Riot Blockchain Inc. we leverage our expertise, and network, to build and support blockchain technology companies.

We provide investment exposure to the rapidly growing blockchain ecosystem.

Michael M. Beeghley, CEO

STRATEGIC INVESTMENT: COINSQUARE



+6.5%
78%
95%
85%
60%
CTMX
FTR
CSCO
CHK
AAPL
AMZN
TSLA
AVGO
SIRI

Riot Blockchain has made a strategic investment for an undisclosed % of **Coinsquare**

This investment into a leading digital currency exchange is indicative of others Riot Blockchain will pursue, including possible acquisitions of businesses touching the blockchain ecosystem

COINSQUARE PRODUCT

State of the Art Security	Coinsquare is built using robust security software
High-End Website	An all-new website launched in July, reducing the cost of user acquisition & improving user acquisition rate
Mobile Applications	Android & iOS apps have both successfully launched, providing a one-stop shop for digital asset news & trading
QuickTrade Feature	Coinsquare enables trading from any currency on the platform to any other currency on the platform
Superior Customer Service	Account verification and support tickets typically take less than 1 day to process, compared to up to 3-5 days for competitors

coinsquare

COINSQUARE TRACTION



Growth in New Daily Users
350
300
250
200
150
100
50
0
1-Jan-17
1-Feb-17
1-Mar-17
1-Apr-17
1-May-17
1-Jun-17
1-Jul-17
1-Aug-17
Average New Registered Users Per Day
Average New Verified Users Per Day

RIOT BLOCKCHAIN

STRATEGIC INVESTMENT: COINSQUARE

coinsquare

Easy-to-use, secure, cost-efficient, and trustworthy way to buy digital assets.

Coinsquare is the 2nd largest Canadian exchange for digital currencies by trading volume according to CBIX.ca


coinsquare
Quick Trade
TRADE
Total account value
$1,645.55 CAD
Holdings
Today's major movers
ETH
XAU
BTC
DASH
Total
$1645.55 CAD
Markets

https://coinsquare.io/

RIOT BLOCKCHAIN

STRATEGIC INVESTMENT: COINSQUARE

The company is experiencing explosive growth in a budding industry, already demonstrating strong potential


Kraken
17%
EzBtc
1%
Coinsquare
7%
Canadian Mkt Share by Volume
QuadrigaCx
75%

https://www.cbix.ca


Growth in New Daily Users
350
300
250
200
150
100
50
0
1-Jan-17
1-Feb-17
1-Mar-17
1-Apr-17
1-May-17
1-Jun-17
1-Jul-17
1-Aug-17
Average New Registered Users Per Day
Average New Verified Users Per Day

RIOT BLOCKCHAIN

OUR LEADERSHIP



CEO
Michael M. Beeghley

President and founder of Applied Economics LLC. Manager in the Corporate Finance Group of Ernst & Young, LLP. Senior Analyst in the Corporate Finance Group of PricewaterhouseCoopers. Recognized expert on economic, financial and securities issues.

Member of the Board of Directors and a member of its Nominating Committee at PolarityTE, Inc. NASDAQ:COOL



CFO
Jeffrey McGonegal

Jeff McGonegal is the Chief Financial Officer and Secretary of Riot Blockchain. Mr. McGonegal has over 40 years of experience as a Chief Financial Officer and in public accounting. Prior to becoming Chief Financial Officer of Riot Blockchain, he was the Managing Partner of the Denver office of BDO, a national public accounting and advisory firm. Mr. McGonegal also served as Chief Financial Officer of PepperBall Technologies, Inc. and Bactolac Pharmaceutical, Inc.



PRESIDENT
John O'Rourke

Mr. O'Rourke is an analyst and investor who currently serves as Managing Member of ATG Capital LLC, an investment fund focused on small and mid-cap growth companies possessing distinct competitive advantages and superior management teams. Mr. O'Rourke serves on the Board of Directors of Mundo Inc., a leading global performance based marketing company that reaches more than two billion users per month. He was formerly CFO of Fidelity Property Group, a real estate development company with a focus in California. He received his Bachelor of Science in Accounting with an Honors Citation from the University of Maryland, College Park.

STRATEGIC ADVISORY BOARD

ADVISOR
Cole Diamond

Cole is an entrepreneur, business development expert, and CEO of Coinsquare Ltd, a leading Canadian digital currency exchange. Prior to Coinsquare, Cole was VP Business development at Marketflow Payments, an international payment service where he built and managed the sales team from ground up. Before that, he was VP Sales at Jumbleberry, a digital marketing company where he managed the sales team to deliver 90% growth during the first 6 months as VP.

ADVISOR
Jason Les

Jason graduate from U.C. Irvine in 2010 with a B.S. in Information and Computer Science. Despite a lifelong passion for the field of C.S., Jason decided to continue his already established career as a professional poker player. He successfully competed in high-stakes heads-up games online for several years and was twice selected as the human benchmark for testing the world's best poker artificial intelligence in what was dubbed Man vs Machine at Carnegie Mellon University. He then transitioned to the live tournament circuit where he amassed $1.6 million in tournament cashes before discovering Bitcoin and the emerging field of crypto currencies. Jason has been active in the industry as a miner, studying protocol development and evaluating a variety of crypto investment strategies

ADVISOR
Jason Mo

Mo played poker professionally for nearly a decade where he was highly regarded as one of the best players in the game and an astute investor in the industry. After years of success in high stakes heads-up poker and cashing for more than $2 million in the live tournament scene, Mo saw the potential with Bitcoin early on and transferred his focus from poker to identifying opportunities in the emerging industry. For several years now, Jason has had a growing portfolio in Bitcoin, Ethereum, and other cryptocurrency related businesses and is always on the forefront of the newest, most promising projects. As a result, he has established himself as one of the most respected independent investors in the cryptocurrency space.


WELCOME
BITCOIN & THE BLOCKCHAIN
ECOSYSTEM
2016
Genesis Mining
BITMAIN
magnr
coinbase
WageCan
BBVA
NYSE
Nasdaq
Santander Serfin
HSBC
MINING
OKCoin
bit-x
GEMINI
BIT STAMP
BTCC
LocalBitcoins
itBit
kraken
BITFINEX
ANX INTERNATIONAL
bloq
factom
symbiont
EXCHANGES
adyen
bitpay
Coinify
NETELLER
WALLETS
airbitz
BitGo
Xapo
bitkee
Ledger
keepkey
TREZOR
CIPHREX
TALLY CAPITAL
BITQUICK
BITCOIN INDIA WORLDWIDE
BLOCKCYPHER
Digital Asset Holdings

Image created by BTC Media; 2016

RIOT BLOCKCHAIN

We intend to provide a gateway to blockchain

We are the one of the only Nasdaq listed companies with this focus

Nasdaq

Capitalization

Common Stock Outstanding	Series A Preferred Stock Outstanding (on an as converted basis)	Restricted Stock Units *Vest monthly over 24 months	Stock Options	Warrants	Total Fully Diluted Outstanding
5,649,842	1,717,422	339,378	57,333	3,157,929	10,921,904

NASDAQ: BIOP
: RIOT

THANK YOU!

Michael M. Beeghley, CEO
Riot Blockchain Inc.
E: michael@riotblockchain.com
www.riotblockchain.com